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                                                                   Class C Funds

                       Frank Russell Investment Company
                      SUPPLEMENT DATED SEPTEMBER 18, 1997
                      TO THE PROSPECTUS DATED MAY 1, 1997
                            AS REVISED JUNE 1, 1997
                    AS SUPPLEMENTED THROUGH AUGUST 13, 1997

Effective September 18, 1997, the following statement is added to the
Prospectus:

           "CLASS C SHARES OF FRANK RUSSELL INVESTMENT COMPANY FUNDS
              ARE NOT CURRENTLY OFFERED FOR INVESTMENT EXCEPT TO
                        EXISTING CLASS C SHAREHOLDERS."

     .  As the third sentence of the first paragraph on page 1
     .  As the second sentence of the last paragraph on page 2
     .  As the second sentence of the SIXTH paragraph on page 4
     . As the second sentence under "ELIGIBLE INVESTORS" on page 24 . As the first sentence under "PURCHASE OF FUND SHARES" on page 48